SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                             Current Report Pursuant
                         to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported) April 17, 1997
                                -----------------


                          SVB Financial Services, Inc.
             (Exact Name of Registrant as Specified in its Charter)


                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)


      333-12305                                          22-3438058
(Commission File Number)                    (I.R.S. Employer Identification No.)


   103 West End Avenue, Somerville, NJ                            08876
-------------------------------------------------------------------------------
  (Address of Principal Executive Offices)                      (Zip Code)


                                 (908) 704-1188
              (Registrant's Telephone Number, Including Area Code)



          (Former Name or Former Address, if Changed Since Last Report)

Item 4. Change in Registrant's Certifying Accountant

         Arthur Andersen LLP was the Company's and its subsidiary bank's independent public accountants from its inception in 1991 through the year ended December 31, 1996. Effective March 27, 1997, Arthur Andersen LLP was dismissed.

         The report of Arthur Andersen LLP on the consolidated financial statements of the Company, as of and for the years ended December 31, 1996 and 1995, did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty and its scope or accounting principles.

         The decision to change accountants was recommended by the Audit Committee of the Board of Directors and approved by the Board of Directors.

Item 7.  Financial Statements and Exhibits

     Exhibit
     Number                      Description
     ------                      -----------

       16             Letter re change in certifying accountants

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned herunto duly authorized.

                                        SVB Financial Services, Inc.
                                                 (Registrant)

April 21, 1997                          By:  s/s Keith B. McCarthy
                                             ---------------------
                                             Keith B. McCarthy
                                             Principal Accounting Officer